Exhibit 99.1

NOTICE OF REVISION OF FINANCIAL SUPPLEMENT

On February 27, 2009, The Phoenix Companies, Inc. (the “Company”) announced its fourth quarter and full year 2008 financial results and made available its Financial Supplement for the quarter and year ended December 31, 2008 (the “Financial Supplement”). On March 4, 2009, the Company announced a change in its fourth quarter and full year 2008 financial results reported on February 27, 2009. Accordingly, the Company has revised the Financial Supplement (as revised, the “Revised Financial Supplement”) as of March 5, 2009 to reflect the change in its fourth quarter and full year 2008 results. Therefore, prior versions of the Financial Supplement should not be relied upon.

The Phoenix Companies, Inc.
Revised Financial Supplement

Wall Street Coverage		Transfer Agent and Registrar
Firm	Analyst	For information or assistance regarding your account, please contact our transfer agent and registrar:
Bank of America/Merrill Lynch	Edward Spehar
Barclays Capital	Eric Berg	The Phoenix Companies, Inc. C/O BNY Mellon Shareowner Services
Citigroup	Keith Walsh	P.O. Box 358015, Pittsburgh, PA 15258
Credit Suisse Securities (USA)	Tom Gallagher	Toll-free: 1-800-490-4258 Int'l: 201-680-6823
Dowling & Partners	Paul Goulekas / Sean Rourke	TDD: 800-231-5469, Int'l TDD: 201-680-6610
JP Morgan	Jimmy Bhullar	E-mail: shrrelations@bnymellon.com
Keefe Bruyette & Woods, Inc.	Jukka Lipponen	Web: www.bnymellon.com/shareowner/isd
Langen McAlenney	Robert Glasspiegel
Raymond James & Associates	Steven Schwartz
UBS	Andrew Kligerman
For More Information

To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

Shareholder Information
Security Listings		The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."		Investor Relations
One American Row
P.O. Box 5056, Hartford, CT 06102-5056
Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In managing our business, we analyze our performance on the basis of “operating income (loss)”, as well as components of and financial measures derived from operating income (loss), which do not equate to net income (loss), or components of or measures derived from net income (loss), as determined in accordance with GAAP. Rather, operating income (loss), as well as components of and financial measures derived from operating income (loss), are the measures of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income (loss), as well as components of and financial measures derived from operating income (loss), are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income (loss) is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income (loss) include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income (loss) may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income (loss) in accordance with GAAP. Accordingly, operating income (loss), as well as components of and financial measures derived from operating income (loss), are not substitutes for net income (loss), or components of or measures derived from net income (loss), determined in accordance with GAAP and may be different from similarly titled measures of other companies. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance.

Total operating return on equity (“ROE”) is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity (“return on tangible equity”) is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

The Phoenix Companies, Inc.
Financial Supplement
December 2008 (unaudited)

Table of Contents

Financial Highlights	1
Consolidated Income Statement	2
Alternate Operating Income Statement Details excluding Regulatory Closed Block	4
Variable Universal Life Funds Under Management	6
Universal Life / Interest Sensitive Funds Under Management	8
Life and Private Placement Sales	10
Annuities Funds Under Management	12
Supplementary Life and Annuity Information	14
Consolidated Statement of Income - GAAP Format	16
Condensed Consolidated Balance Sheet - Preliminary	18
General Account Investment Portfolio Summary.	19
General Account GAAP Net Investment Income Yields	20
General Account Realized Investment Gains and Losses	22

The Phoenix Companies, Inc.
Financial Highlights
Fourth Quarter 2008 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	December 31,
	2008	2007	2006	2005	2004
Balance Sheet Information
General Account Invested Assets	$13,674.8	$15,764.5	$16,113.6	$16,692.8	17,283.2
Separate Account Assets	7,930.2	10,820.3	9,458.6	7,722.2	6,950.3
Total Assets	25,768.8	30,418.3	29,026.2	27,744.4	28,426.9
Indebtedness	458.0	627.7	628.2	659.9	665.8
Total Stockholders' Equity	865.0	2,279.0	2,231.5	2,007.1	2,022.4
Total Stockholders' Equity, excluding SFAS 115, other accumulated OCI and FIN 46-R	$1,665.7	$2,470.0	$2,360.0	$2,118.9	$2,018.5
Average Equity, excluding other accumulated OCI, FIN 46-R and Discontinued Operations (1)	$1,805.0	$2,381.8	$2,239.4	$2,017.1
Total Operating Return on Equity (1)	-5.52%	5.38%	3.68%	4.99%
Average Tangible Common Equity (2)	$1,700.3	$1,703.1	$1,516.8	$1,280.4
Total Operating Return on Average Tangible Equity (2)	-5.87%	7.94%	5.74%	7.86%

Debt to Total Capitalization (4)	21.6%	20.3%	21.0%	23.7%	24.8%

Book Value Per Share	$7.56	$19.94	$19.63	$21.10	$21.32
Book Value Per Share, excluding SFAS 115 and other accumulated OCI	$14.06	$21.15	$20.29	$21.72	$20.70
Book Value Per Share, excluding SFAS 115, other accumulated OCI and FIN 46-R	$14.56	$21.61	$20.76	$22.28	$21.27
Period-end Common Shares Outstanding	114.4	114.3	113.7	95.1	94.9

Indebtedness:
Surplus Notes	$174.1	$174.0	$174.0	$204.2	$204.1
Senior Unsecured Bonds - due 2008		153.7	153.7	153.7	153.7
Senior Unsecured Bonds - due 2032	283.9	300.0	300.0	300.0	300.0
Interest Rate Swap			0.5	2.0	8.0
Total Indebtedness	$458.0	$627.7	$628.2	$659.9	$665.8

Statutory Financial Data for Phoenix Life Insurance Company (3)
Capital, Surplus and Surplus Notes	$758.9	$848.1	$932.5	$885.5	$814.6
Asset Valuation Reserve (AVR)	94.4	192.6	187.8	210.8	213.6
Capital, Surplus, Surplus Notes and AVR	$853.3	$1,040.7	$1,120.3	$1,096.3	$1,028.2
Policyholder Dividend Liability	$324.2	$355.6	$348.9	$356.1	$403.3
Interest Maintenance Reserve	$(44.2)	$(44.4)	$(44.3)	$(23.1)	$(31.3)
Statutory Gain From Operations	$53.4	$115.2	$131.6	$106.2	$35.1
Statutory Net Income (Loss)	$(82.3)	$80.0	$162.0	$61.0	$47.1

(1)

This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2)

This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3)

Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York.  December 2008 amounts are preliminary.

(4)

This debt to total capitalization is based on total stockholders' equity, excluding SFAS 115, other accumulated OCI and FIN 46-R.

The Phoenix Companies, Inc.
Consolidated Income Statement
Fourth Quarter 2008 (unaudited)
(amount in millions, except per share data)

	December 31,
	2008	2007	2006	2005	2004
Consolidated Income Statement

Premiums	$765.9	$798.3	$839.7	$928.7	$990.6
Fees	622.2	516.9	414.9	346.1	353.6
Net Investment Income	909.5	1,037.6	1,024.3	1,059.8	1,033.8
Total Revenue	2,297.6	2,352.8	2,278.9	2,334.6	2,378.0
Policy Benefits and Increase in Policy Liabilities	1,370.9	1,318.5	1,341.1	1,376.7	1,422.2
Policyholder Dividends	327.7	375.6	353.1	376.9	401.0
Policy Acquisition Cost Amortization	434.8	192.8	149.2	114.5	110.6
Controllable and Other Expenses	283.2	268.9	251.6	289.0	307.7
Interest on Company Debt	36.7	44.2	49.2	46.6	40.8
Total Benefits and Expenses	2,453.3	2,200.0	2,144.2	2,203.7	2,282.3
Pre-tax Operating Income (Loss)	(155.7)	152.8	134.7	130.9	95.7
Applicable Income Taxes (Benefit)	(74.1)	28.9	40.8	27.8	18.2
Operating Income (Loss)	(81.6)	123.9	93.9	103.1	77.5
Net Realized Investment Gains (Losses)	(88.6)	(8.4)	21.0	25.8	10.0
Earnings on CDOs Consolidated Under FIN-46R	(4.2)	1.0	(1.0)	1.3	(12.9)
Discontinued Operations	(551.6)	1.1	(18.2)	(10.7)	(2.3)
Other Income (Expenses) Excluded from Operating Income			(0.4)	(11.1)	14.1
Net Income (Loss)	$(726.0)	$117.6	$95.3	$108.4	$86.4

Earnings Per Share
Basic
Weighted-Average Shares Outstanding	114.4	114.1	110.9	95.0	94.7
Total Operating Income (Loss) Per Share	$(0.71)	$1.09	$0.85	$1.09	$0.82
Net Income (Loss) Per Share	$(6.35)	$1.03	$0.86	$1.14	$0.91

Diluted
Weighted-Average Shares Outstanding and Dilutive Potential Common Shares (1)	114.4	116.0	113.2	102.4	100.8
Total Operating Income (Loss) Per Share	$(0.71)	$1.07	$0.83	$1.01	$0.77
Net Income (Loss) Per Share	$(6.35)	$1.01	$0.84	$1.06	$0.86

(1)

For the twelve months ended December 31, 2008, the weighted average common shares outstanding and dilutive potential common shares were 116.3 million, which were used to calculate operating income per share. For the calculation of net loss per share, dilutive potential shares were not included because their effect would have been anti-dilutive.

The Phoenix Companies, Inc.
Consolidated Income Statement
Fourth Quarter 2008 (unaudited)
(amount in millions, except pershare data)

Quarters ended
	2007				2008
	March	June	September	December	March	June	September	December
Consolidated Income Statement

Premiums	$194.7	$193.1	$197.5	$213.0	$180.2	$191.3	$195.2	$199.2
Fees	119.3	124.4	124.9	148.3	149.7	154.4	157.8	160.3
Net Investment Income	271.3	257.5	255.9	252.9	245.5	244.4	216.5	203.1
Total Revenue	585.3	575.0	578.3	614.2	575.4	590.1	569.5	562.6
Policy Benefits and Increase in Policy Liabilities	322.2	321.9	331.9	342.5	335.8	327.0	336.6	371.5
Policyholder Dividends	97.2	91.6	97.1	89.7	89.2	95.5	68.9	74.1
Policy Acquisition Cost Amortization	41.7	43.6	46.4	61.1	46.0	59.0	72.1	257.7
Controllable and Other Expenses	66.0	76.7	55.5	70.7	79.3	72.5	64.9	66.5
Interest on Company Debt	9.5	11.6	11.5	11.6	10.2	8.8	8.8	8.9
Total Benefits and Expenses	536.6	545.4	542.4	575.6	560.5	562.8	551.3	778.7
Pre-tax Operating Income (Loss)	48.7	29.6	35.9	38.6	14.9	27.3	18.2	(216.1)
Applicable Income Taxes (Benefit)	14.3	0.1	(5.4)	19.9	5.8	8.0	10.8	(98.7)
Operating Income (Loss)	34.4	29.5	41.3	18.7	9.1	19.3	7.4	(117.4)
Net Realized Investment Gains (Losses)	12.2	(1.3)	0.9	(20.2)	(14.6)	(8.7)	(17.0)	(48.3)
Earnings on CDOs Consolidated Under FIN-46R	0.2	(0.1)	0.5	0.4	0.8	0.6	(4.4)	(1.2)
Discontinued Operations	1.9	2.8	(7.9)	4.3	(9.7)	(5.0)	(325.5)	(211.4)
Net Income (Loss)	$48.7	$30.9	$34.8	$3.2	$(14.4)	$6.2	$(339.5)	$(378.3)

Earnings Per Share
Basic
Weighted-Average Shares Outstanding	113.8	114.1	114.2	114.2	114.3	114.4	114.4	114.4
Total Operating Income (Loss) Per Share	$0.30	$0.26	$0.36	$0.16	$0.08	$0.17	$0.06	$(1.03)
Net Income (Loss) Per Share	$0.42	$0.27	$0.30	$0.03	$(0.13)	$0.05	$(2.97)	$(3.31)

Diluted
Weighted-Average Shares Outstanding and Dilutive Potential Common Shares (1)	115.1	115.6	115.8	115.8	114.3	116.0	114.4	114.4
Total Operating Income (Loss) Per Share	$0.30	$0.26	$0.36	$0.16	$0.08	$0.17	$0.06	$(1.03)
Net Income (Loss) Per Share	$0.42	$0.27	$0.30	$0.03	$(0.13)	$0.05	$(2.97)	$(3.31)

(1)

Effective the second quarter of 2008 the Alternative Retirement Solutions line of business was reclassified from annuities to other life. Comparable amounts have been adjusted for all periods presented.

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Fourth Quarter 2008 (unaudited)
($ in millions)

	December 31,
	2008	2007	2006	2005	2004

Premiums	$46.6	$52.7	$53.1	$47.1	$57.7
Cost of insurance charges	441.4	340.7	262.8	186.6	166.0
Other fees	165.7	160.5	135.5	142.1	171.6
Surrender charges	15.1	15.7	16.6	17.4	16.0
Net investment income on assets backing liabilities	361.9	387.2	409.6	449.9	455.4
Net investment income on assets backing surplus	24.5	78.8	74.1	53.4	18.4
Total Revenue	1,055.2	1,035.6	951.7	896.5	885.1

Benefits paid	459.3	433.0	450.9	433.5	461.0
Increases (decreases) in reserves	(90.3)	(140.7)	(180.3)	(228.2)	(247.6)
Interest on policyholder funds	154.3	157.0	171.8	191.2	201.6
Policyholder dividends	0.6	0.7	0.6	0.8	0.7
Commissions and sales incentives, net of deferrals	43.1	36.9	37.3	37.9	143.3
Operating expenses, net of deferrals	266.7	268.1	256.8	289.1	206.8
Reinsurance allowance, net of deferrals	(13.0)	(13.4)	(12.3)	(11.4)	(20.4)
Premium taxes	18.1	15.4	12.8	11.5	10.1
Policy acquisition cost amortization	434.8	192.8	149.2	114.5	110.6
Total Benefits and Expenses	1,273.6	949.8	886.8	838.9	866.1
Pre-tax Operating Income (Loss) excl. Regulatory Closed Block	(218.4)	85.8	64.9	57.6	19.0
Pre-tax Operating Income - Regulatory Closed Block	62.7	67.0	69.8	73.2	76.7
Total Pre-tax Operating Income (Loss)	(155.7)	152.8	134.7	130.8	95.7
Income tax (benefit)	(74.1)	28.9	40.8	27.8	18.2
Total Operating Income (Loss)	$(81.6)	$123.9	$93.9	$103.0	$77.5

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Fourth Quarter 2008 (unaudited)
($ in millions)

Quarters ended
	2007				2008
	March	June	September	December	March	June	September	December

Premiums	$12.0	$10.0	$11.4	$19.3	$4.7	$12.4	$15.2	$14.3
Cost of insurance charges	76.4	79.6	85.9	98.8	103.0	106.4	113.7	118.3
Other fees	38.5	41.2	35.0	45.8	42.5	44.1	41.3	37.8
Surrender charges	4.4	3.6	4.0	3.7	4.2	3.9	2.8	4.2
Net investment income on Assets backing liabilities	97.3	97.1	97.5	95.3	91.8	88.8	90.0	91.3
Net investment income on assets backing surplus	23.5	20.3	17.6	17.4	12.8	14.4	7.5	(10.2)
Total Revenue	252.1	251.8	251.4	280.3	259.0	270.0	270.5	255.7

Benefits paid	102.1	114.3	115.0	101.6	126.3	111.9	94.0	127.1
Increases (decreases) in reserves	(37.3)	(45.5)	(32.9)	(25.0)	(39.3)	(31.9)	(9.0)	(10.1)
Interest on policyholder funds	39.7	39.5	37.9	39.9	39.1	39.1	38.7	37.4
Policyholder dividends	0.2	0.2	0.2	0.1	0.1	0.2	0.1	0.2
Commissions and sales incentives, net of deferrals	8.0	8.2	9.1	11.6	13.4	12.9	9.3	7.5
Operating expenses, net of deferrals	65.7	78.5	55.4	68.5	72.5	65.0	63.1	66.1
Reinsurance allowance, net of deferrals	(3.3)	(3.3)	(3.0)	(3.8)	(3.4)	(2.5)	(4.3)	(2.8)
Premium taxes	3.2	3.6	4.1	4.5	5.1	4.9	4.1	4.0
Policy acquisition cost amortization	41.7	43.6	46.4	61.1	46.0	59.0	72.1	257.7
Total Benefits and Expenses	220.0	239.1	232.2	258.5	259.8	258.6	268.1	487.1
Pre-tax Operating Income (Loss) excl. Regulatory Closed Block	32.1	12.7	19.2	21.8	(0.8)	11.4	2.4	(231.4)
Pre-tax Operating Income – Regulatory Closed Block	16.7	16.8	16.7	16.8	15.7	15.9	15.8	15.3
Total Pre-tax Operating Income (Loss)	48.8	29.5	35.9	38.6	14.9	27.3	18.2	(216.1)
Income tax (benefit)	14.3	0.1	(5.4)	19.9	5.8	8.0	10.8	(98.7)
Total Operating Income (Loss)	$34.5	$29.4	$41.3	$18.7	$9.1	$19.3	$7.4	$(117.4)

The Phoenix Companies, Inc.
Variable Universal Life Funds Under Management
Fourth Quarter 2008 (unaudited)
($ in millions)

	December 31,
	2008	2007	2006	2005	2004
Funds Under Management (FUM)
Deposits, excluding Private Placement	$142.2	$153.8	$149.0	$171.4	$185.4
Surrenders, excluding Private Placement	(101.8)	(102.1)	(85.9)	(84.4)	(60.6)
Net Sales, excluding Private Placement	40.4	51.7	63.1	87.0	124.8
Private Placement, Net Sales	68.6	50.4	1.0	36.7	45.3
Total Net Sales	109.0	102.1	64.1	123.7	170.1
Deaths	(4.6)	(19.6)	(4.7)	(3.6)	(2.2)
Interest Credited	(716.7)	195.3	259.9	141.5	170.0
Acquisitions (Dispositions)	11.2	218.8
Fees	(32.2)	(33.5)	(30.4)	(30.3)	(31.0)
Cost of Insurance	(85.1)	(79.9)	(75.8)	(74.6)	(72.4)
Change in FUM	(718.4)	383.2	213.1	156.7	234.5
Beginning Balance	2,696.1	2,312.9	2,099.8	1,943.1	1,708.6
Ending Fund Balance	$1,977.7	$2,696.1	$2,312.9	$2,099.8	$1,943.1

Gross Life Insurance In Force (1)	$24,934.5	$24,714.2	$24,164.6	$24,767.7	$25,382.0

(1)

2006, 2005 and 2004 face amounts updated to include the term rider face amounts for all variable universal life products.

The Phoenix Companies, Inc.
Variable Universal Life Funds Under Management
Fourth Quarter 2008 (unaudited)
($ in millions)

Quarters ended
	2007				2008
	March	June	September	December	March	June	September	December

Funds Under Management (FUM)
Deposits, excluding Private Placement	$40.2	$34.7	$32.7	$46.2	$38.1	$34.7	$34.0	$35.4
Surrenders, excluding Private Placement	(24.1)	(26.1)	(28.5)	(23.4)	(24.2)	(34.8)	(27.2)	(15.6)
Net Sales, excluding Private Placement	16.1	8.6	4.2	22.8	13.9	(0.1)	6.8	19.8
Private Placement, Net Sales	8.8	10.8	6.4	24.4	3.8	41.9	11.9	11.0
Total Net Sales	24.9	19.4	10.6	47.2	17.7	41.8	18.7	30.8
Deaths	(3.3)	(6.6)	(8.3)	(1.4)	(1.0)	(1.4)	(1.6)	(0.6)
Interest Credited	58.1	112.7	25.9	(1.4)	(116.9)	11.3	(250.1)	(361.0)
Acquisitions (Dispositions)				218.8			11.2
Fees	(8.1)	(8.4)	(7.1)	(9.9)	(8.8)	(9.2)	(7.5)	(6.7)
Cost of Insurance	(19.8)	(19.6)	(19.3)	(21.2)	(20.8)	(21.1)	(20.9)	(22.3)
Change in FUM	51.8	97.5	1.8	232.1	(129.8)	21.4	(250.2)	(359.8)
Beginning Balance	2,312.9	2,364.7	2,462.2	2,464.0	2,696.1	2,566.3	2,587.7	2,337.5
Ending Fund Balance	$2,364.7	$2,462.2	$2,464.0	$2,696.1	$2,566.3	$2,587.7	$2,337.5	$1,977.7

Gross Life Insurance In Force (1)	$24,320.5	$24,171.0	$24,138.8	$24,714.2	$24,796.6	$24,845.0	$24,760.0	$24,934.5

(1)

2007 face amounts updated to include the term rider face amounts for all variable universal life products.

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
Fourth Quarter 2008 (unaudited)
($ in millions)

	December 31,
	2008	2007	2006	2005	2004

Funds Under Management (FUM)
Deposits	$587.5	$540.9	$417.1	$297.8	$229.4
Surrenders	(118.8)	(77.0)	(84.7)	(94.1)	(126.2)
Net Sales	468.7	463.9	332.4	203.7	103.2
Deaths	(28.4)	(22.9)	(20.5)	(22.3)	(16.9)
Interest Credited	97.7	86.3	79.6	78.7	74.6
Fees	(51.5)	(48.6)	(36.6)	(26.8)	(23.5)
Cost of Insurance	(354.4)	(258.9)	(184.9)	(109.9)	(90.7)
Change in FUM	132.1	219.8	170.0	123.4	46.7
Beginning Balance	2,123.9	1,904.1	1,734.1	1,610.7	1,564.0
Ending Fund Balance	$2,256.0	$2,123.9	$1,904.1	$1,734.1	$1,610.7

Gross Life Insurance In Force	$33,351.1	$27,358.2	$20,402.1	$16,303.0	$14,103.7

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
Fourth Quarter 2008 (unaudited)
($ in millions)

Quarters ended
	2007				2008
	March	June	September	December	March	June	September	December

Funds Under Management (FUM)
Deposits	$92.3	$100.2	$146.4	$202.0	$179.1	$149.7	$133.6	$125.1
Surrenders	(21.9)	(19.3)	(16.2)	(19.6)	(19.7)	(23.9)	(19.8)	(55.4)
Net Sales	70.4	80.9	130.2	182.4	159.4	125.8	113.8	69.7
Deaths	(8.3)	(4.2)	(4.7)	(5.7)	(9.0)	(8.3)	(2.8)	(8.3)
Interest Credited	21.0	21.0	21.3	23.0	23.8	24.3	24.7	24.9
Fees	(8.2)	(8.9)	(12.8)	(18.7)	(16.4)	(13.4)	(11.5)	(10.2)
Cost of Insurance	(56.1)	(59.5)	(65.7)	(77.6)	(81.7)	(84.8)	(92.3)	(95.6)
Change in FUM	18.8	29.3	68.3	103.4	76.1	43.6	31.9	(19.5)
Beginning Balance	1,904.1	1,922.9	1,952.2	2,020.5	2,123.9	2,200.0	2,243.6	2,275.5
Ending Fund Balance	$1,922.9	$1,952.2	$2,020.5	$2,123.9	$2,200.0	$2,243.6	$2,275.5	$2,256.0

Gross Life Insurance In Force	$21,311.6	$22,575.0	$24,422.2	$27,358.2	$29,774.2	$31,298.0	$32,610.0	$33,351.1

The Phoenix Companies, Inc.
Life and Private Placement Sales
Fourth Quarter 2008 (unaudited)
($ in millions)

	December 31,
	2008	2007	2006	2005	2004
Life Insurance Sales

Wholesaler Channel
Variable Universal Life	$26.7	$21.9	$16.7	$16.1	$18.2
Universal Life/Interest Sensitive	229.9	308.2	221.9	104.4	47.5
Term Life	21.6	22.2	20.3	16.4	15.3
Life Insurance Annualized Premium (1)	278.2	352.3	258.9	136.9	81.0

Variable Universal Life	9.3	8.0	8.6	6.4	10.8
Universal Life/Interest Sensitive	54.2	65.0	61.8	49.2	53.2
Life Insurance Single Premium	63.5	73.0	70.4	55.6	64.0

Variable Universal Life	36.0	29.9	25.3	22.5	29.0
Universal Life/Interest Sensitive	284.1	373.2	283.7	153.6	100.7
Term Life	21.6	22.2	20.3	16.4	15.3
Total Wholesaler Life Insurance Premium (2)	$341.7	$425.3	$329.3	$192.5	$145.0

Gross Life Insurance in Force	$166,781.0	$156,889.0	$144,139.0	$134,780.0	$127,466.0

Average face amount for life insurance sales	$1.0	$1.2	$1.2	$1.1	$1.0

Private Placement Life and Annuity Deposits
Variable Universal Life (annualized and single)	$104.5	$59.2	$33.5	$46.5	$60.1
Annuity	198.2	399.7	1,020.2	773.8	152.6
Total Private Placement Life and Annuity Deposits	$302.7	$458.9	$1,053.7	$820.3	$212.7

Private Placement Funds Under Management (FUM)	$4,073.9	$5,039.2	$4,055.5	$2,776.4	$1,898.5

(1)

Annualized Premium represents first year premiums on an annual basis.

(2)

Total Premium represents Annualized and Single premiums.

The Phoenix Companies, Inc.
Life and Private Placement Sales
Fourth Quarter 2008 (unaudited)
($ in millions)

Quarters ended
	2007				2008
	March	June	September	December	March	June	September	December
Life Insurance Sales

Wholesaler Channel
Variable Universal Life	$6.4	$4.7	$5.1	$5.7	$6.8	$5.5	$6.7	$7.7
Universal Life/Interest Sensitive	40.2	53.4	86.7	127.9	101.4	58.3	43.5	26.7
Term Life	5.5	5.2	4.4	7.1	5.0	5.1	5.6	5.9
Life Insurance Annualized Premium (1)	52.1	63.3	96.2	140.7	113.2	68.9	55.8	40.3

Variable Universal Life	2.4	1.6	1.2	2.8	1.1	1.4	2.7	4.1
Universal Life/Interest Sensitive	7.8	12.3	18.9	26.0	11.2	11.5	14.5	17.0
Life Insurance Single Premium	10.2	13.9	20.1	28.8	12.3	12.9	17.2	21.1

Variable Universal Life	8.8	6.3	6.3	8.5	7.9	6.9	9.4	11.8
Universal Life/Interest Sensitive	48.0	65.7	105.6	153.9	112.6	69.8	58.0	43.7
Term Life	5.5	5.2	4.4	7.1	5.0	5.1	5.6	5.9
Total Wholesaler Life Insurance Premium (2)	$62.3	$77.2	$116.3	$169.5	$125.5	$81.8	$73.0	$61.4

Gross Life Insurance in Force	$146,355	$148,572	$151,282	$156,889	$160,354	$162,872	$165,118	$166,781

Average face amount for life insurance sales	$1.2	$1.1	$1.2	$1.2	$1.3	$1.2	$1.0	$1.0

Private Placement Life and Annuity Deposits
Variable Universal Life (annualized and single)	$11.4	$13.2	$7.6	$27.0	$13.8	$56.2	$12.2	$22.3
Annuity	54.2	146.7	47.5	151.3	27.8	52.6	94.1	23.7
Total Private Placement Life and Annuity Deposits	$65.6	$159.9	$55.1	$178.3	$41.6	$108.8	$106.3	$46.0

Private Placement Funds Under Management (FUM)	$4,185.0	$4,539.2	$4,561.7	$5,039.2	$5,016.0	$5,259.4	$5,091.7	$4,073.9

(1)

Annualized Premium represents first year premiums on an annual basis.

(2)

Total Premium represents Annualized and Single premiums.

The Phoenix Companies, Inc.
Annuities Funds Under Management
Fourth Quarter 2008 (unaudited)
($ in millions)

	December 31,
	2008	2007	2006	2005	2004

Funds Under Management (FUM)
Deposits, excluding Discontinued Products and Private Placement	$622.5	$627.0	$414.7	$312.9	$423.3
Surrenders, excluding Discontinued Products and Private Placement	(511.2)	(609.2)	(690.2)	(584.4)	(490.8)
Net Sales, excluding Discontinued Products and Private Placement	111.3	17.8	(275.5)	(271.5)	(67.5)
Net Sales, Private Placement	(386.6)	228.4	807.4	587.9	121.9
Net Sales, Discontinued Products	(289.3)	(327.7)	(684.1)	(383.8)	(186.3)
Total Net Sales	(564.6)	(81.5)	(152.2)	(67.4)	(131.9)
Deaths	(75.4)	(77.3)	(87.0)	(80.2)	(81.6)
Interest Credited	(1,622.9)	783.3	949.6	545.8	628.2
Fees	(70.0)	(72.6)	(70.9)	(63.0)	(59.8)
Change in FUM	(2,332.9)	551.9	639.5	335.2	354.9
Beginning Balance	9,229.5	8,677.6	8,038.1	7,702.9	7,348.0
Ending Fund Balance	$6,896.6	$9,229.5	$8,677.6	$8,038.1	$7,702.9

VA Funds in Guaranteed Interest Accounts (1)	$664.9	$809.3	$1,030.8	$1,553.8	$1,939.1

Private Placements Funds (1)	$3,161.1	$3,963.2	$3,302.8	$2,099.3	$1,297.9

Discontinued Funds (1)	$644.8	$946.6	$1,263.3	$1,727.1	$2,080.3

(1)

Amounts are included in the Annuities Funds Under Management (FUM) table above.

The Phoenix Companies, Inc.
Annuities Funds Under Management
Fourth Quarter 2008 (unaudited)
(in millions)

Quarters ended
	2007				2008
	March	June	September	December	March	June	September	December
Funds Under Management (FUM)
Deposits, excluding Discontinued Products and Private Placement	$131.3	$158.6	$140.7	$196.4	$169.1	$176.0	$154.4	$123.0
Surrenders, excluding Discontinued Products and Private Placement	(159.0)	(149.5)	(151.5)	(149.2)	(136.1)	(134.2)	(119.7)	(121.2)
Net Sales, excluding Discontinued Products and Private Placement	(27.7)	9.1	(10.8)	47.2	33.0	41.8	34.7	1.8
Net Sales, Private Placement	29.0	124.2	(41.4)	116.6	(79.0)	(10.2)	18.7	(316.1)
Net Sales, Discontinued Products	(73.9)	(120.8)	(81.6)	(51.4)	(116.1)	(54.5)	(69.9)	(48.8)
Total Net Sales	(72.6)	12.5	(133.8)	112.4	(162.1)	(22.9)	(16.5)	(363.1)
Deaths	(21.2)	(22.8)	(17.6)	(15.7)	(23.0)	(17.5)	(20.5)	(14.4)
Interest Credited	169.6	372.5	151.6	89.6	(215.8)	214.6	(484.4)	(1,137.3)
Fees	(17.8)	(17.6)	(17.0)	(20.2)	(18.6)	(20.0)	(17.8)	(13.6)
Change in FUM	58.0	344.6	(16.8)	166.1	(419.5)	154.2	(539.2)	(1,528.4)
Beginning Balance	8,677.6	8,735.6	9,080.2	9,063.4	9,229.5	8,810.0	8,964.2	8,425.0
Ending Fund Balance	$8,735.6	$9,080.2	$9,063.4	$9,229.5	$8,810.0	$8,964.2	$8,425.0	$6,896.6

VA Funds in Guaranteed Interest Accounts (1)	$955.9	$891.7	$832.2	$809.3	$794.8	$770.5	$715.1	$664.9

Private Placements Funds (1)	$3,403.2	$3,714.7	$3,744.0	$3,963.2	$3,935.2	$4,131.6	$4,047.7	$3,161.1

Discontinued Funds (1)	$1,190.0	$1,072.0	$993.8	$946.6	$827.3	$772.9	$698.4	$644.8

(1)

Amounts are included in the Annuities funds under management (FUM) table above.

The Phoenix Companies, Inc.
Supplementary Life and Annuity Information
Fourth Quarter 2008 (unaudited)
($ in millions)

	December 31,
	2008	2007	2006	2005	2004
Deferred Acquisition Costs
Variable Universal Life	$336.9	$367.2	$371.3	$353.0	$332.5
Universal Life	970.4	796.7	529.8	354.7	262.0
Variable Annuities	166.0	282.6	275.0	281.3	299.0
Fixed Annuities	6.5	12.8	20.3	38.8	46.0
Participating	478.6	566.9	559.0	544.2	577.0
Offset for Unrealized Investment (Gains) Losses	773.0	63.7	0.2	(16.0)	(86.6)
Total	$2,731.4	$2,089.9	$1,755.6	$1,556.0	$1,429.9

Variable Annuity Guaranteed Minimum Death Benefits
Death Benefit in Excess of Fund Value	$1,105.5	$202.4	$238.8	$335.5	$441.1
Death Benefit in Excess of Fund Value, Net of Reinsurance	709.6	46.6	51.4	82.1	123.5
Statutory Reserve, Net of Reinsurance	39.0	12.9	13.2	13.8	15.0

Variable Annuity Guaranteed Income Benefits
Account Balance	$464.1	$716.8	$620.1	$465.8	$344.8
Statutory Reserve	34.7	6.9	4.4	2.2	0.8

Variable Annuity Guaranteed Accumulation Benefits
Account Balance	$335.6	$389.8	$210.6	$72.6
Statutory Reserve	4.3	2.3	0.8	0.3

Variable Annuity Guaranteed Withdrawal Benefits
Account Balance	$413.2	$214.6	$30.1	$1.1
Statutory Reserve	3.5	0.7	0.1

Variable Annuity Guaranteed Payout Annuity Floor
Account Balance	$22.7	$43.4	$49.8	$49.9
Statutory Reserve	11.2	2.2	2.1	1.9

The Phoenix Companies, Inc.
Supplementary Life and Annuity Information
Fourth Quarter 2008 (unaudited)
($ in millions)

Quarters ended
	2007				2008
	March	June	September	December	March	June	September	December
Deferred Acquisition Costs
Variable Universal Life	$371.0	$369.2	$366.5	$367.2	$366.3	$362.0	$361.3	$336.9
Universal Life	563.9	601.2	673.7	796.7	889.6	938.4	957.5	970.4
Variable Annuities	275.9	283.3	286.1	282.6	285.8	290.6	287.0	166.0
Fixed Annuities	19.4	17.3	15.4	12.8	10.1	9.0	8.0	6.5
Participating	561.8	564.3	565.3	566.9	576.7	578.8	583.4	478.6
Offset for Unrealized Investment Gains and Losses	(5.1)	31.9	48.7	63.7	107.4	172.2	263.3	773.0
Total	$1,786.9	$1,867.2	$1,955.7	$2,089.9	$2,235.9	$2,351.0	$2,460.5	$2,731.4

Variable Annuity Guaranteed Minimum Death Benefits
Death Benefit in Excess of Fund Value	$225.2	$199.9	$189.3	$202.4	$336.3	$342.3	$634.6	$1,105.5
Death Benefit in Excess of Fund Value, Net of Reinsurance	48.3	40.7	37.2	46.6	135.9	146.1	362.6	709.6
Statutory Reserve, Net of Reinsurance	13.2	12.9	12.6	12.9	14.6	14.8	20.6	39.0

Variable Annuity Guaranteed Income Benefits
Account Balance	$654.5	$702.4	$695.3	$716.8	$659.7	$648.8	$570.1	$464.1
Statutory Reserve	5.0	5.6	6.2	6.9	7.7	8.5	13.2	34.7

Variable Annuity Guaranteed Accumulation Benefits
Account Balance	$246.9	$302.5	$324.2	$389.8	$389.4	$430.3	$404.4	$335.6
Statutory Reserve	1.1	1.5	1.8	2.3	2.8	3.3	10.8	4.3

Variable Annuity Guaranteed Withdrawal Benefits
Account Balance	$49.1	$81.6	$103.7	$214.6	$282.9	$372.9	$407.2	$413.2
Statutory Reserve	0.1	0.2	0.4	0.7	1.2	1.9	3.4	3.5

Variable Annuity Guaranteed Payout Annuity Floor
Account Balance	$47.5	$47.6	$46.6	$43.4	$37.6	$34.9	$30.3	$22.7
Statutory Reserve	2.2	1.9	2.0	2.2	3.8	3.7	6.2	11.2

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Fourth Quarter 2008 (unaudited)
($ in millions)

	December 31,
	2008	2007	2006	2005	2004
Revenues
Premiums	$765.9	$798.3	$839.7	$928.7	$990.6
Insurance, Investment Management and Product Fees	622.6	516.4	414.1	341.2	350.2
Net Investment Income	915.6	1,058.8	1,048.5	1,098.6	1,073.1
Unrealized Gain on Trading Equity Securities					85.9
Net Realized Investment Gains (Losses)	(295.8)	(6.0)	75.2	34.6	8.0
Total Revenues	2,008.3	2,367.5	2,377.5	2,403.1	2,507.8

Benefits and Expenses
Policy Benefits and Increase in Policy Liabilities	1,370.9	1,318.5	1,341.1	1,376.7	1,422.2
Policyholder Dividends	207.5	380.0	399.1	364.4	404.7
Policy Acquisition Cost Amortization	409.0	193.0	145.8	132.1	110.2
Interest Expense on Indebtedness	36.7	44.2	49.2	46.6	40.8
Interest Expense on Non-recourse Collateralized Obligations	11.8	15.4	18.7	29.4	33.6
Other Operating Expenses	263.7	277.9	258.2	300.0	355.8
Total Expenses	2,299.6	2,229.0	2,212.1	2,249.2	2,367.3

Income (Loss) from Continuing Operations before Income Taxes	(291.3)	138.5	165.4	153.9	140.5
Applicable Income Taxes (Benefit)	(116.9)	21.9	51.6	44.9	49.9
Income (Loss) from Continuing Operations before
equity in undistributed losses of affiliates	(174.4)	116.6	113.8	109.0	90.6
Equity in undistributed losses of affiliates					(10.4)

Income (Loss) from Continuing Operations	(174.4)	116.6	113.8	109.0	80.2
Discontinued Operations:
Income (Loss) from Discontinued Operations	(551.6)	1.0	(18.5)	(0.6)	6.2

Net Income (Loss)	$(726.0)	$117.6	$95.3	$108.4	$86.4

(1)

Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Fourth Quarter 2008 (unaudited)
($ in millions)

Quarters Ended
	2007				2008
	March	June	September	December	March	June	September	December
Revenues
Premiums	$194.7	$193.1	$197.5	$213.0	$180.2	$191.3	$195.2	$199.2
Insurance, Investment Management and Product Fees	119.2	124.1	124.9	148.2	149.6	154.2	157.8	161.0
Net Investment Income	276.0	262.6	260.7	259.5	248.2	246.0	218.0	203.4
Net Realized Investment Gains (Losses)	24.4	(2.3)	4.1	(32.2)	(46.7)	(25.5)	(59.7)	(163.9)
Total Revenues	614.3	577.5	587.2	588.5	531.3	566.0	511.3	399.7

Benefits and Expenses
Policy Benefits and Increase in Policy Liabilities	322.2	321.9	331.9	342.5	335.8	327.0	336.6	371.5
Policyholder Dividends	103.8	90.3	98.1	87.8	73.7	86.0	43.4	4.4
Policy Acquisition Cost Amortization	41.3	43.9	46.8	61.0	40.0	55.6	68.0	245.4
Interest Expense on Indebtedness	9.5	11.6	11.5	11.6	10.2	8.8	8.8	8.9
Interest Expense on Non-recourse Collateralized Obligations	4.0	4.1	3.9	3.4	3.2	1.9	5.6	1.1
Other Operating Expenses	68.5	78.1	57.1	74.2	75.2	72.1	59.9	56.5
Total Expenses	549.3	549.9	549.3	580.5	538.1	551.4	522.3	687.8

Income (Loss) from Continuing Operations before Income Taxes	65.0	27.6	37.9	8.0	(6.8)	14.6	(11.0)	(288.1)
Applicable Income Taxes (Benefit)	19.0	1.3	(7.5)	9.1	(2.1)	3.4	2.9	(121.1)

Income (Loss) from Continuing Operations	46.0	26.3	45.4	(1.1)	(4.7)	11.2	(13.9)	(167.0)
Discontinued Operations:
Income (Loss) from Discontinued Operations	2.7	4.6	(10.5)	4.2	(9.7)	(5.0)	(325.6)	(211.3)

Net Income (Loss)	$48.7	$30.9	$34.9	$3.1	$(14.4)	$6.2	$(339.5)	$(378.3)

(1)

Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Condensed Consolidated Balance Sheet
Fourth Quarter 2008 (unaudited)
($ in millions, except par value)

	December 31,
	2008	2007	2006	2005	2004
ASSETS:
Available-for-Sale Debt Securities, at fair value	$9,831.0	$11,970.0	$12,696.8	$13,404.6	$13,476.3
Available-for-Sale Equity Securities, at fair value	25.2	191.8	173.6	169.6	291.4
Trading Equity Securities, at fair value					87.3
Policy Loans, at unpaid principal balances	2,535.7	2,380.5	2,322.0	2,245.0	2,196.7
Venture Capital Partnerships, at equity in net assets	200.8	173.7	116.8	145.1	255.3
Other Investments	616.9	507.3	433.3	450.8	591.1
Fair value option investments	84.1
	13,293.7	15,223.3	15,742.5	16,415.1	16,898.1
Available-for-Sale Debt and Equity Securities Pledged
as Collateral, at fair value	148.0	219.1	267.8	304.4	1,278.8
Total Investments	13,441.7	15,442.4	16,010.3	16,719.5	18,176.9
Cash and Cash Equivalents	381.1	541.2	371.1	277.7	385.1
Accrued Investment Income	203.4	209.6	215.8	225.8	222.3
Receivables	411.5	321.4	192.1	123.7	106.9
Deferred Policy Acquisition Costs	2,731.4	2,089.9	1,755.6	1,556.0	1,429.9
Deferred Income Taxes	456.7	53.9	53.2	88.1	83.6
Goodwill	30.1	30.1	16.7	13.3	10.3
Other Assets	182.7	909.5	952.8	1,018.1	1,061.6
Separate Account Assets	7,930.2	10,820.3	9,458.6	7,722.2	6,950.3
Total Assets	$25,768.8	$30,418.3	$29,026.2	$27,744.4	$28,426.9

LIABILITIES:
Policy Liabilities and Accruals	$14,008.8	$14,002.4	$13,525.7	$13,246.2	$13,132.4
Policyholder Deposit Funds	1,616.6	1,808.9	2,228.4	3,060.7	3,492.4
Indebtedness	458.0	627.7	628.2	659.9	665.8
Stock Purchase Contracts					131.9
Other Liabilities	645.0	562.1	609.8	658.4	676.5
Non-recourse Collateralized Obligations	245.2	317.9	344.0	389.9	1,355.2
Separate Account Liabilities	7,930.2	10,820.3	9,458.6	7,722.2	6,950.3
Total Liabilities	24,903.8	28,139.3	26,794.7	25,737.3	26,404.5

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares authorized;
114,416,512 shares outstanding (December 31, 2008)	1.3	1.3	1.3	1.1	1.0
Additional paid-in capital	2,626.4	2,616.1	2,600.3	2,437.6	2,431.6
Accumulated Deficit	(839.5)	(20.7)	(115.9)	(193.1)	(285.7)
Treasury stock, at cost: 12,338,564 shares (December 31, 2008)	(179.5)	(179.5)	(179.5)	(179.5)	(182.6)
Accumulated Other Comprehensive Loss	(743.7)	(138.2)	(74.7)	(59.0)	58.1
Total Stockholders' Equity	865.0	2,279.0	2,231.5	2,007.1	2,022.4
Total Liabilities, Minority Interest and Stockholders' Equity	$25,768.8	$30,418.3	$29,026.2	$27,744.4	$28,426.9

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary (1)
Fourth Quarter 2008 (unaudited)
($ millions)

	Total Debt Securities		Public Debt Securities		Private Debt Securities
	12/31/08	12/31/07	12/31/08	12/31/07	12/31/08	12/31/07
Debt Securities by Credit Quality (Carrying Value)

AAA/AA/A	$6,124.7	$7,473.6	$4,801.8	$5,950.6	$1,322.9	$1,523.0
BBB	2,901.2	3,567.7	1,584.7	1,997.9	1,316.5	1,569.8
Total Investment Grade	9,025.9	11,041.3	6,386.5	7,948.5	2,639.4	3,092.8
BB	475.3	604.3	347.3	507.7	128.0	96.6
B	212.4	227.3	112.6	179.3	99.8	48.0
CCC and Lower	103.7	84.0	70.4	33.8	33.3	50.2
In or Near Default	13.7	13.1	3.8	6.1	9.9	7.0
Total Debt Securities	$9,831.0	$11,970.0	$6,920.6	$8,675.4	$2,910.4	$3,294.6

% Below Investment Grade	8.2%	7.8%	7.7%	8.4%	9.3%	6.1%

Unrealized Gains and Losses on Debt and Equity Securities
As of 12/31/08
	Total		Outside Closed Block		Closed Block
	Gains	Losses	Gains	Losses	Gains	Losses
Total Debt Securities	$108.3	$(1,753.5)	$33.3	$(893.2)	$75.0	$(860.3)
Equity Securities	1.1	(0.2)	1.1	(0.1)		(0.1)
Total Unrealized Gains (Losses)	109.4	(1,753.7)	34.4	(893.3)	75.0	(860.4)

Applicable PDO	75.0	(156.7)			75.0	(156.7)
Applicable DAC (Credit)	14.5	(787.4)	14.5	(490.2)		(297.2)
Applicable Deferred Income Tax (Benefit)	7.0	(283.4)	7.0	(141.1)		(142.3)
Total Offsets to Net Unrealized Gains (Losses)	96.5	(1,227.5)	21.5	(631.3)	75.0	(596.2)
Net Unrealized Gains (Losses)	$12.9	$(526.2)	$12.9	$(262.0)	$0.0	$(264.2)
Net Unrealized Losses	$(513.3)		$(249.1)		$(264.2)

(1)

Excludes debt and equity securities pledged as collateral.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Fourth Quarter 2008 (unaudited)
($ in millions)

Quarters ended
	December 31,
	2008	2007	2006	2005	2004
GAAP Net Investment Income
Debt Securities	$706.6	$774.4	$800.7	$804.6	$772.1
Equity Securities	4.3	8.2	7.0	7.5	4.5
Mortgages	1.0	1.7	6.2	20.2	22.5
Policy Loans	187.0	179.5	169.3	165.8	167.1
Venture Capital	(4.7)	27.0	3.3	23.8	25.5
Cash & Cash Equivalents	7.5	18.8	16.3	7.6	4.9
Other Income	3.8	8.3
Other Investments (2)	13.4	43.9	40.0	47.8	48.8
Total Cash and Invested Assets	918.9	1,061.8	1,042.8	1,077.3	1,045.4
Discontinued Operations	3.0	9.1	8.1	6.5	4.5
Investment Expenses	8.2	9.6	5.3	4.4	7.0
Total Net Investment Income	$907.7	$1,043.1	$1,029.4	$1,066.4	$1,033.9

Annualized Yields
Debt Securities	7.1%	6.6%	6.5%	6.2%	5.9%
Equity Securities	4.6%	4.1%	3.7%	3.0%	1.3%
Mortgages	8.7%	11.0%	8.1%	15.3%	11.0%
Policy Loans	7.7%	7.9%	7.6%	7.7%	7.9%
Venture Capital	-2.3%	17.3%	2.7%	12.8%	10.9%
Cash & Cash Equivalents	2.2%	4.1%	4.7%	5.2%	1.1%
Other Investments (2)	2.4%	11.6%	13.6%	16.4%	7.5%
Total Cash and Invested Assets	6.8%	7.0%	6.7%	6.6%	6.1%

Investment Expenses and Discontinued Operations	0.1%	0.1%	0.1%	0.1%	0.1%
Total Net Investment Income yields	6.7%	6.9%	6.6%	6.6%	6.1%

(1)

Excludes debt and equity securities pledged as collateral.

(2)

Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Fourth Quarter 2008 (unaudited)
($ in millions)

Quarters ended
	2007				2008
	March	June	September	December	March	June	September	December
GAAP Net Investment Income
Debt Securities	$194.0	$194.9	$195.7	$189.8	$183.3	$178.0	$175.7	$169.4
Equity Securities	2.4	2.1	0.9	2.8	1.0	1.2	1.2	0.9
Mortgages	0.7	0.4	0.3	0.3	0.2	0.4	0.2	0.2
Policy Loans	44.1	43.8	45.5	46.1	45.0	45.8	47.4	48.8
Venture Capital	7.8	6.3	7.9	5.0	5.8	8.8	(8.4)	(10.9)
Cash & Cash Equivalents	4.9	4.7	4.3	4.9	3.6	1.8	1.7	0.4
Other Income	4.6	1.2	(0.5)	3.0	1.9	0.3	0.1	1.5
Other Investments (2)	19.0	9.7	6.3	8.9	7.0	11.0	1.2	(5.8)
Total Cash and Invested Assets	277.5	263.1	260.4	260.8	247.8	247.3	219.1	204.5
Discontinued Operations	3.1	2.1	1.1	2.8	1.0	0.8	0.6	0.6
Investment Expenses	2.3	2.7	2.5	2.1	1.8	2.5	2.6	1.3
Total Net Investment Income	$272.1	$258.3	$256.8	$255.9	$245.0	$244.0	$215.9	$202.6

Annualized Yields
Debt Securities	6.3%	6.4%	6.6%	6.5%	6.4%	6.4%	6.6%	6.8%
Equity Securities	5.2%	4.3%	1.8%	5.6%	1.9%	2.4%	2.7%	3.8%
Mortgages	6.4%	9.2%	7.1%	7.6%	5.4%	12.3%	6.6%	6.9%
Policy Loans	7.9%	7.8%	8.0%	8.1%	7.8%	7.8%	7.9%	8.1%
Venture Capital	27.5%	18.8%	22.2%	12.6%	13.4%	19.1%	-15.1%	-19.7%
Cash & Cash Equivalents	5.4%	5.5%	4.9%	4.3%	3.1%	1.8%	1.8%	0.5%
Other Investments (2)	26.6%	12.1%	7.2%	9.3%	7.0%	10.9%	1.0%	-4.1%
Total Cash and Invested Assets	7.2%	6.9%	6.9%	6.9%	6.6%	6.7%	6.1%	6.0%

Investment Expenses and Discontinued Operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total Net Investment Income yields	7.1%	6.8%	6.8%	6.8%	6.5%	6.5%	5.9%	5.9%

(1)

Excludes debt and equity securities pledged as collateral.

(2)

Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc. General Account Realized Investment Gains and Losses Fourth Quarter 2008 (unaudited) ($ Millions)

	December 31,
	2008	2007	2006	2005	2004
Realized Investment Gains and Losses
Debt Security Impairments	$(224.0)	$(46.7)	$(7.9)	$(31.2)	$(15.5)
Equity Security Impairments	(2.7)	(0.5)		(2.1)	(1.5)
Mortgage Loan Impairments				(0.8)	(12.6)
Debt and Equity Securities Pledged as Collateral Impairments	(2.3)	(0.8)	(1.0)	(1.2)	(16.6)
Other Invested Asset Impairments	(16.0)	(3.9)			(3.3)
Total Impairment Losses	(245.0)	(51.9)	(8.9)	(35.3)	(49.5)
Debt Security Net Transaction Gains (Losses)	(9.8)	11.6	42.0	(18.0)	28.4
Equity Security Net Transaction Gains (Losses)	(29.5)	9.5	21.9	2.9	14.6
Venture Capital Net Investment Gains (Losses)	(3.0)		2.4	(13.9)
Mortgage Loan Net Transaction Gains (Losses)	(0.1)	1.4	3.2		0.2
Affiliate Equity Security Transaction Gains		13.7	10.4	3.7
Real Estate Net Transaction Gains (Losses)	2.4	1.4		(0.6)	(0.8)
Settlement of HRH Stock Purchase Contracts				86.3
Other Invested Asset Net Transactions Gains (Losses)	(0.9)	3.7	4.2	7.2	15.1
Debt and Equity Securities Pledged as Collateral	2.2	1.8		2.5
Total Net Transactions Gains (Losses)	(38.7)	43.1	84.1	70.1	57.5
Realized Gains (Losses) on Fair Value Option Securities	(18.4)	3.8	1.4
Realized Losses on Derivative Assets and Liabilities	6.3	(1.0)	(0.1)	(0.2)
Net Realized Investment Gains (Losses)	(295.8)	(6.0)	76.5	34.6	8.0

Closed Block Applicable PDO (Reduction)	(120.2)	4.4	46.0	(12.4)	3.7
Applicable Deferred Acquisition Costs (Credit)	(25.7)	0.2	(3.5)	17.6	(0.4)
Applicable Deferred Income Tax (Credit)	(49.2)	(5.6)	11.8	13.0	7.6
Net Realized Investment Gains (Losses) Included in Net Income (Loss)	$(100.7)	$(5.0)	$22.2	$16.4	$(2.9)

The Phoenix Companies, Inc. General Account Realized Investment Gains and Losses Fourth Quarter 2008 (unaudited) ($ Millions)

Quarters ended	2007				2008
	March	June	September	December	March	June	September	December
Realized Investment Gains and Losses
Debt Security	$(1.0)	$(13.6)	$(3.8)	$(28.3)	$(32.6)	$(24.9)	$(37.1)	$(129.4)
Equity Security		(0.1)	(0.3)	(0.1)	(0.5)	(0.1)	(1.0)	(1.1)
Debt and Equity Securities Pledged as Collateral		(0.8)					(0.7)	(1.6)
Other Invested Asset			(1.3)	(2.6)	(7.3)	(1.5)		(7.2)
Total Impairment Losses	(1.0)	(14.5)	(5.4)	(31.0)	(40.4)	(26.5)	(38.8)	(139.3)
Debt Security Net Transactions	3.4	5.4	5.5	(2.7)	(2.8)		(8.0)	1.0
Equity Security Net Transactions	1.3	2.6	2.8	2.8	(0.2)	2.3	(2.5)	(29.1)
Venture Capital Net Investment								(3.0)
Mortgage Loan Net Transactions	1.4				(0.1)
Affiliate Equity Security Transactions	13.7
Real Estate Net Transactions	1.5	(0.1)						2.4
Other Invested Asset Net Transactions	1.5	2.4	0.5	(0.6)	0.6	(0.2)	(0.6)	(0.7)
Debt and Equity Securities Pledged as Collateral	0.1	0.7	0.5	0.4	0.8	0.6	0.1	0.7
Total Net Transactions	22.9	11.0	9.3	(0.1)	(1.7)	2.7	(11.0)	(28.7)
Realized Gains (Losses) on Fair Value Option Securities	1.9	0.7	0.7	0.5	(3.6)	0.2	(4.6)	(10.4)
Realized Losses on Derivative Assets and Liabilities	0.6	0.5	(0.5)	(1.6)	(1.0)	(1.9)	(5.3)	14.5
Net Realized Investment Gains (Losses)	24.4	(2.3)	4.1	(32.2)	(46.7)	(25.5)	(59.7)	(163.9)

Closed Block Applicable PDO (Reduction)	6.6	(1.3)	1.1	(2.0)	(15.5)	(9.5)	(25.6)	(69.6)
Applicable Deferred Acquisition Costs (Credit)	(0.4)	0.3	0.4	(0.1)	(6.0)	(3.6)	(3.9)	(12.2)
Applicable Deferred Income Tax (Credit)	4.5	(0.4)	0.8	(10.5)	(9.1)	(4.6)	(10.3)	25.2
Net Realized Investment Gains (Losses) Included in Net Income (Loss)	$13.7	$(0.9)	$1.8	$(19.6)	$(16.1)	$(7.8)	$(19.9)	$(56.9)